Exhibit 99.1

CONTACT:             STEPHEN THERIOT

(201) 587-1000

210 Route 4 East
Paramus, NJ 07652

FOR IMMEDIATE RELEASE — December 23, 2014

Vornado Approves Spin-Off of Urban Edge Properties

PARAMUS, NEW JERSEY — Vornado Realty Trust (NYSE:VNO) (“Vornado”) announced today that its Board of Trustees approved the spin-off of its subsidiary, Urban Edge Properties (“UE”), by way of a distribution of all of UE’s outstanding common shares to Vornado’s common shareholders and to the holders of common limited partnership units of Vornado Realty L.P. (“VRLP”).  Following the distribution, UE will be an independent, publicly-traded company listed on the New York Stock Exchange (the “NYSE”) under the symbol “UE”.  Vornado common shares will continue to trade on the NYSE under the ticker symbol “VNO”.

The distribution of UE common shares is expected to occur on January 15, 2015 (the “Distribution Date”).  Vornado will distribute all of its UE common shares by way of a pro rata special distribution to Vornado common shareholders.  Immediately prior to such distribution by Vornado, VRLP will distribute all of the outstanding UE common shares on a pro rata basis to the holders of its common limited partnership units, consisting of Vornado and the other common limited partners of VRLP.  Each Vornado common shareholder will be entitled to receive one UE common share for every two Vornado common shares held as of the close of business on January 7, 2015, the record date for the distribution (the “Record Date”).  Vornado and each of the other limited partners of VRLP will be entitled to receive one UE common share for every two common limited partnership units in VRLP held as of the close of business on the Record Date. Fractional shares of UE will not be distributed, and instead Vornado common shareholders and VRLP common limited partners will receive cash in lieu of any fractional shares they would otherwise be entitled to receive in the distribution.  Vornado shareholders and VRLP common limited partners are not required to take any action to receive UE common shares in the distribution, and they will not be required to surrender or exchange their Vornado common shares or VRLP common limited partnership units.

The distribution is intended to qualify as tax-free for U.S. federal income tax purposes.  However, cash received by Vornado common shareholders and VRLP common limited partnership units in lieu of fractional common shares of UE may be taxable to such holders.  UE intends to elect and qualify to be taxed as a real estate investment trust for U.S. federal income tax purposes.

The completion of the spin off is subject to certain conditions including, without limitation, the Securities and Exchange Commission (the “SEC”) declaring effective UE’s

Registration Statement on Form 10 (“Form 10”) and other conditions set forth in the Separation and Distribution Agreement filed as an exhibit to the Form 10.

Goldman, Sachs & Co. and Morgan Stanley are Vornado’s exclusive financial advisors and Sullivan & Cromwell LLP is legal advisor to Vornado in connection with the spin-off.

Trading of Vornado and UE Common Shares Before the Distribution Date

UE common shares will be issued in book-entry form, which means that no physical share certificates will be issued.

In connection with the distribution, beginning on or shortly before the Record Date and continuing up to and including through the Distribution Date, Vornado expects that there will be three trading markets:

•            In the “regular-way” market, Vornado common shares will trade with an entitlement to the UE common shares distributed on the Distribution Date under the symbol “VNO”.  Vornado common shareholders who sell Vornado common shares in the regular way market on or before the Distribution Date will also sell their right to receive UE common shares.

•            In the “ex-distribution” market, Vornado common shares will trade without the right to the UE common shares distributed on the Distribution Date under the symbol “VNO WI”.  Vornado common shareholders who sell Vornado common shares in the ex-distribution market on or before the Distribution Date will retain their right to receive UE common shares in the distribution.

•            In the “when-issued” market, the right to receive UE common shares distributed on the Distribution Date will trade under the symbol “UE WI”.  Vornado common shareholder who sell the right to UE common shares in the when-issued market on or before the Distribution Date will retain their Vornado common shares.

Vornado anticipates that “regular-way” trading of UE common shares under the symbol “UE” will begin on January 16, 2015, the first trading day following the Distribution Date.

Vornado common shareholders and VRLP common limited partners are encouraged to consult their financial advisors and tax advisors regarding the particular consequences of the distribution in their situation, including, without limitation, the specific implications of selling Vornado common shares on or prior to the Distribution Date and the applicability and effect of any U.S. federal, state, local and foreign tax laws.

Supplemental Materials and Website

Supplemental information on the transaction, including UE’s most recent amendment to its Form 10, is available at www.vno.com. This press release will also be furnished to the SEC in a current report on Form 8-K. Vornado expects to mail an information statement to all

Vornado common shareholders and VRLP common limited partners entitled to receive the distribution of UE common shares.  The information statement is an exhibit to the Form 10 and will describe UE, including risks of owning UE common shares and other details regarding the separation and distribution. UE will furnish to the SEC its final Information Statement in a current report on Form 8-K.

Vornado Realty Trust is a fully integrated equity real estate investment trust.

Forward-Looking Statements

This press release may contain forward-looking statements that are subject to risks and uncertainties. Forward-looking statements are not guarantees of performance. They represent our intentions, plans, expectations and beliefs and are subject to numerous assumptions, risks and uncertainties. Our future results, financial condition and business may differ materially from those expressed in these forward-looking statements. You can find many of these statements by looking for words such as “approximates,” “believes,” “expects,” “anticipates,” “estimates,” “intends,” “plans,” “would,” “may” or other similar expressions in this press release. We also note the following forward-looking statements that have been included in this press release: our uncertainties as to the timing of the spin-off and whether it will be completed, the possibility that various closing conditions to the spin-off may not be satisfied or waived, the expected tax treatment of the spin-off, the possibility that third-party consents required to transfer certain properties in the spin-off will not be received, the impact of the spin-off on UE, the timing of and costs associated with property improvements, financing commitments, and general competitive factors. Many of the factors that will determine the outcome of these and our other forward-looking statements are beyond our ability to control or predict. For further discussion of factors that could materially affect the outcome of our forward-looking statements and our future results and financial condition, see “Item 1A. Risk Factors” and “Cautionary Statement Concerning Forward-Looking Statements” of UE on Form 10, as amended. You are cautioned not to place undue reliance on our forward-looking statements, which speak only as of the date of this press release. All subsequent written and oral forward-looking statements attributable to us or any person on our behalf are expressly qualified in their entirety by the cautionary statements contained or referred to in this section. We do not undertake any obligation to release publicly any revisions to our forward-looking statement to reflect events or circumstances occurring after the date of this press release.

####